PROSPECTUS May 1, 2005	MANAGERS FUNDS

Managers High Yield Fund

•    Class A

(ManagersChoice® Program Only)

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

P006e-0505

access to excellence managers

Founded in 1983, the Managers Funds Family of Funds offers individual and institutional investors the experience and discipline of some of the world’s most highly regarded investment professionals.

RISK/RETURN SUMMARY

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in Managers High Yield Fund, Class A shares only (the “Fund”), a series of Managers Trust II (the “Trust”) and part of the Managers Funds Family of Funds. This Prospectus is only for use with anyone interested in investing in the Fund through the ManagersChoice® Program. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of the Fund on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk Factors of the Fund

The following is a summary of the goals, principal strategies and principal risk factors (which are discussed in detail following the summary) of the Fund.

Goal	Principal Strategies	Principal Risk Factors
High level of current income, with a secondary objective of capital appreciation	Invests at least 80% of its assets in below-investment grade bonds (those rated Ba1/BB+ or lower by Moody’s/ Standard & Poor’s) and may invest in a variety of other debt and equity securities and cash equivalents	Credit Risk Interest Rate Risk Market Risk Prepayment Risk Restricted Securities Risk Liquidity and Valuation Risk

Principal Risk Factors

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Fund. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.

The following is a discussion of the principal risk factors of the Fund. A list of the principal risk factors of the Fund can be found in the preceding table.

Credit Risk	The issuer of a security, or one of the parties to a contract, may default or otherwise be unable to honor a financial obligation. Securities rated below investment grade are especially susceptible to this risk. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher rated issuers.

Interest Rate Risk	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall. Because of this risk, a Fund that invests in fixed-income securities is subject to risk even if all the fixed-income securities in that Fund’s portfolio are paid in full at maturity. Changes in interest rates will affect the value of longer-term fixed-income securities more than shorter-term securities.

Liquidity and Valuation Risk	Securities that were liquid when purchased by a Fund may become temporarily hard to value and difficult or impossible to sell, especially in declining markets. Many below-investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.

Market Risk	The market value of a Fund’s investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Prepayment Risk	Issuers may prepay fixed-rate bonds when interest rates fall, forcing a Fund to reinvest in obligations with lower interest rates than the original bonds.

Restricted Securities Risk	It may be difficult to find a buyer for restricted securities. In addition, the selling price for a restricted security may be less than originally anticipated because they may only be sold in privately negotiated transactions.

PERFORMANCE SUMMARY

The following bar chart illustrates the risks of investing in the Class A Shares of the Fund by showing the Fund’s year-by-year total returns and how the performance of the Fund has varied since the Fund’s inception. The chart assumes that all dividend and capital gain distributions have been reinvested. Past performance does not guarantee future results.

Annual Total Returns – Last Full Calendar Years Since Inception*

Managers High Yield Fund

*	Inception date was January 2, 1998

Best Quarter: 12.48% (4th Qtr 2002)

Worst Quarter: -7.11% (4th Qtr 2000)

The following table illustrates the risks of investing in the Fund by showing how the Fund’s performance compares to that of a broadly based securities market index. The table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index. As always, the past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Return (1) (b)

(as of 12/31/04)

	1 Year	5 Years	Since Inception
High Yield Fund (inception date 1/2/98)
Class A Return Before Taxes	4.22%	5.20%	5.93%
Class A Return After Taxes on Distributions	7.71%	2.87%	3.38%
Class A Return After Taxes on Distributions and Sale of Fund Shares	6.79%	3.17%	3.59%
Merrill Lynch High Yield Master II Index (a) (before taxes)	10.87%	6.68%	5.52%

Class A share performance reflects the deduction of the maximum sales load.

(a)	Reflects no deduction for fees, expenses or taxes.
(b)	The initial sales charge is waived for shares offered through the ManagersChoice Program. Without this waiver, the actual average annual total returns for Class A shares would have been higher.
(1)	After-tax returns are calculated by US Bancorp. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.75	%(1)
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of the amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management & Admin Fees	0.90%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.57%

Total Annual Fund Operating Expenses	1.72%
Fee Waiver and/or Expense Reimbursement(2)	-0.32%

Net Expenses	1.40%

(1)	The initial sales charge that applies to the sale of Class A shares of the Fund varies according to the amount you invest, with a maximum of 5.75%. See “Your Account – Share Class Sales Charges – Class A Shares” for further information. The initial sales charge is waived for shares offered through the ManagersChoice Program.
(2)	Managers Investment Group LLC (the “Investment Adviser” or “Managers”) has contractually agreed, through at least May 1, 2006, to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions and extraordinary items) to the Net Expenses listed above, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, Managers may recover from the Fund fees waived and expenses paid to the extent that the Fund’s Total Annual Fund Operating Expenses do not exceed the Fund’s contractual expense limitation amount. More detailed information is available under the heading “Portfolio Management of the Fund” for the Fund.

Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, all dividends and distributions are reinvested and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 709	$ 1,056	$ 1,426	$ 2,463

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

WHAT IS THE MANAGEMENT FEE? The Management Fee is the fee paid to Managers, the investment manager to the Fund, a portion of which it pays to the Fund’s Subadvisor(s).

SUMMARY OF THE FUND

MANAGERS TRUST II

The Managers Funds Family of Funds is a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks and policies.

Managers Investment Group LLC (the “Investment Manager”), a subsidiary of Affiliated Managers Group, Inc., which is located at 600 Hale Street, Prides Crossing, MA 01965, serves as the investment manager to the Fund and is responsible for the Fund’s overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more Subadvisors to manage the Fund’s investment portfolio. It also allocates assets among the Subadvisors for the Fund, monitors the performance, security holdings and investment strategies of the Subadvisors, and, when appropriate, researches any potential new Subadvisors for the Fund. The SEC has given the Trust an exemptive order permitting the Investment Manager to change Subadvisors without prior shareholder approval, but subject to shareholder notification within 90 days of any such changes.

Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Fund’s distributor. The Investment Manager or the Distributor may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

More information on the Fund’s investment strategies and holdings can be found in the current Statement of Additional Information, or on our website at www.managersinvest.com.

What am I investing in? You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. The Fund is not a complete investment program, and there is no guarantee that the Fund will reach its stated goals.

MANAGERS HIGH YIELD FUND

FUND FACTS

Objective:	High level of current income, with a secondary objective of capital appreciation

Investment Focus:	Below-investment grade fixed-income securities (those rated Ba1/BB+ or lower by Moody’s/ Standard & Poor’s)

Objective

The Fund’s objective is to achieve a high level of current income, with a secondary objective of capital appreciation, by investing in a portfolio of below-investment grade bonds (those rated Ba1/BB+ or lower by Moody’s/ Standard & Poor’s). The Fund’s objective may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its assets in below-investment grade bonds. This policy may not be changed without providing Fund shareholders at least 60 days prior written notice. The Fund may also invest in any of the following: corporate debt securities and preferred stock; zero-coupon bonds and other deferred interest securities that do not pay periodic interest; mortgage-backed debt securities; asset-backed securities; convertible securities; restricted securities; taxable municipal securities issued by state and local governments; cash or cash equivalents, such as certificates of deposit or money-market funds; money-market instruments, such as bankers’ acceptances, commercial paper and repurchase agreements; securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as the Federal Home Loan Bank and the Student Loan Marketing Association; common stocks; and stocks and bonds of foreign issuers, including issuers in emerging markets.

J.P. Morgan Investment Management Inc. (“J.P. Morgan” or “JPM”) is the Fund’s Subadvisor. Adhering to strict discipline on when to buy and sell securities, the Subadvisor seeks to achieve the Fund’s objectives by purchasing securities it believes are priced below their true value, and selling securities it believes are priced at or above their true value. To select securities, the Subadvisor evaluates security issuers and the securities themselves through independent, “bottom-up” fundamental credit and market analysis.

For defensive purposes and pending investment of money received for share purchases, the Fund may temporarily depart from its investment objective and invest without limitation in cash or money market instruments. When the Fund invests in the foregoing, it may not achieve its investment objective. J.P. Morgan may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase portfolio turnover. Higher portfolio turnover may adversely affect Fund performance by increasing the Fund’s transaction costs and may increase your tax liability.

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity for additional fixed-income returns accompanied by the additional risks of below-investment grade securities in your investment portfolio

•	Are comfortable with a high risk investment

•	Are seeking current income

•	Have an investment time horizon of five years or more

This Fund may not be suitable if you:

•	Are seeking stability of principal

•	Are seeking a conservative risk investment

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our website at www.managersinvest.com.

PORTFOLIO MANAGEMENT OF THE FUND

J.P. Morgan serves as the Subadvisor to the Fund. J.P. Morgan, located at 522 Fifth Avenue, New York is an indirect wholly-owned subsidiary of J.P. Morgan Chase & Co., a publicly held bank holding company and global financial services firm that manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2004, J.P. Morgan managed more than $791 billion.

Mr. Thomas Hauser and Mr. Robert Cook co-manage the Fund. Mr. Hauser is a Vice president of, and a Portfolio Manager for JPM, positions held since 2004. Prior to joining JPM, he was a Vice President of, and a portfolio manager for, 40|86 Advisors, Inc. (formerly Conseco Capital Management) from 2001 to 2004. Prior to joining 40|86 Advisors, Inc., he was a Vice President of and a portfolio manager for Van Kampen Investments from 1993 to 2001. Mr. Cook is a Managing Director of, and a portfolio manager for, JPM since 2004. Prior to joining JPM, he was co-head of the fixed income process at 40|86 Advisors, Inc. from 1994 to 2004.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to J.P. Morgan.

The Investment Manager has contractually agreed, through at least May 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.40% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed the levels specified above.

Additional information regarding other accounts managed by the portfolio managers of the Fund, the compensation of the portfolio managers, and the portfolio managers’ ownership of Fund shares is available in the Funds’ SAI.

MANAGEMENT OF THE FUNDS

Administrative Services

The Investment Manager also provides administrative services to the Funds, including: (i) supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date; (ii) supervising the preparation and filing of documents as required by state and federal regulatory agencies; and (iii) management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives administrative service fees of 0.20% annually of each Fund’s average daily net assets.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help you understand the Fund’s financial performance for the prior fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from the Fund’s Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose reports are included in the Fund’s Annual Report, which is available upon request.

Financial Highlights

For a share outstanding throughout each fiscal year

	Managers High Yield Fund
Class A Shares	2004	2003	2002	2001	2000
Net Asset Value, Beginning of Year	$8.46	$7.08	$7.76	$8.20	$10.00
Income from Investment Operations:
Net investment income	0.67	0.64	0.80	0.79	0.81
Net realized and unrealized gain (loss) on investments	0.19	1.39	(0.70)	(0.41)	(1.83)

Total from investment operations	0.86	2.03	0.10	0.38	(1.02)

Less Distributions to Shareholders from:
Net investment income	(0.65)	(0.65)	(0.78)	(0.82)	(0.78)
Net realized gain on investments	—	—	—	—	—

Total distributions to shareholders	(0.65)	(0.65)	(0.78)	(0.82)	(0.78)

Net Asset Value, End of Year	$8.67	$8.46	$7.08	$7.76	$8.20

Total Return	10.62%	29.73%	1.85%	4.78%	(10.74)%

Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of total expenses to average net assets	1.72%	1.63%	1.61%	1.61%	1.58%
Ratio of net investment income (loss) to average net assets	7.68%	8.10%	10.86%	9.95%	8.43%
Portfolio turnover	74%	138%	229%	197%	256%

Net assets at end of year (000’s omitted)	$16,612	$24,693	$44,059	$27,712	$19,689

The following notes should be read in conjunction with the Financial Highlights of the Fund presented above.

[1]	Not Annualized.

[2]	Annualized.

[3]	Excludes the impact of expense reimbursement and expense offsets such as brokerage recapture credits but includes non-reimbursable expenses such as interest and taxes.

(a) Commencement of operations was July 1, 2000.

(b) Amount calculated is less than $0.005 per share.

DETERMINING SHARE PRICE

Your purchase or redemption of Fund shares is based on the Fund’s share price. The share price used for your transaction is equal to the Fund’s net asset value (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. from certain processing organizations which have entered into contractual arrangements with the Investment Manager will also receive that day’s offering price provided the orders the processing organization transmits to the Investment Manager were accepted by the processing organization before 4:00 p.m.

Securities traded in foreign markets may trade when the NYSE is closed. Those securities are generally valued at the closing of the exchange where they are principally traded. Therefore, the Fund’s NAV may be impacted on days when investors may not be able to purchase or redeem Fund shares.

Fair Value Policy

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, the Fund’s investments may be priced based on an evaluation of their fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. Below-investment grade fixed-income securities may be susceptible to stale prices. Because Managers High Yield Fund may invest significant portions of its assets in below-investment grade income securities, the Board of Trustees has adopted procedures to adjust prices of below-investment grade securities judged to be stale so that they reflect fair value.

A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund’s fair value procedures.

ManagersChoice® Program

ManagersChoice is a unique, comprehensive asset allocation program offered exclusively through investment advisors and consisting of several model portfolios using investments in various Funds in The Managers Funds family of mutual funds. Your investment advisor will work with you to select a portfolio to help achieve your goals in the context of your tolerance for risk.

For more information on this program, contact your advisor or visit our website at www.managersinvest.com. Please be aware that an advisor may charge additional fees and expenses for participation in this program.

MANAGING YOUR ACCOUNT

Share Classes of Managers High Yield Fund

In addition to the class of shares offered by this Prospectus, Managers High Yield Fund also has Institutional Class shares, which are designed for institutional investors. Institutional Class shares are not available through this prospectus. The Fund’s Institutional Class shares are not subject to the Fund’s distribution plan and therefore are not subject to 12b-1 fees. Note that the Fund’s Institutional Class shares are not available through the ManagersChoice Program. The Fund’s Institutional Class shares are designed to have lower operating expenses than the class of Fund shares offered by this prospectus, but Institutional Class shares do have a higher investment minimum (currently $2,500,000). Call (800) 835-3879 for more information about the Fund’s Institutional Class shares. You should be aware that any financial intermediary through which you buy shares may receive different compensation depending upon the class of shares it sells and may not offer all classes of shares.

Class A Shares

Carry a maximum up-front sales charge of 5.75% of your investment depending on the size of your investment. Note: This sales charge is waived for the ManagersChoice Program.

Have lower operating expenses than Class B or Class C shares. This means an investment in Class A shares will generally have higher annual returns than a comparable investment in Class B or C shares.

Distribution and Service (12b-1) fees for the Fund’s Class A shares = 0.25%.

Minimum Investments in the Fund - ManagersChoice Program Only

	Initial Investment	Additional Investment
Regular Accounts	$50,000	$500
Traditional IRA	$50,000	$500
Roth IRA	$50,000	$500
Education Savings Account	$50,000	$500
SEP IRA	$50,000	$500
SIMPLE IRA	$50,000	$500

Cash investments in the Funds must be in U.S. dollars. “Starter checks” are not accepted for initial investment in the Fund or additional investments.

These requirements may be changed or waived at any time at our discretion.

If you invest through a third-party such as a bank, broker-dealer or other financial intermediary rather than directly with the Fund, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Fund may also participate in programs with many national brokerage firms which limit the transaction fees for certain shareholders, and may pay fees to these firms for participation in these programs.

Keeping Track

We will send you written confirmation of each transaction in your account. These confirmations also serve as your proof of ownership since we do not issue certificates.

ABOUT 12b-1 FEES

The Fund has adopted a plan under Rule 12b-1 under the 1940 Act that allows the Fund to pay fees for the sale and distribution of its shares and for servicing shareholders. 12b-1 fees paid to the Distributor may be used to cover a Fund’s sales, marketing and promotional expenses. Because they are paid out of the Fund’s net assets on an ongoing basis, they increase the cost of your investment the longer you hold it and may end up costing you more than other types of sales charges.

DISTRIBUTION AND SERVICE PLANS

The Fund has adopted Distribution and Service Plans (12b-1 Plans) for Class A shares to compensate the Distributor for its distribution and marketing services and for servicing of shareholder accounts. The distribution and service fees are paid out of the assets of the Class A shares of the Fund on an ongoing basis and will increase the cost of your investment.

Class A Shares

Fees paid to the Distributor may not exceed 0.25% annually of the Fund’s average daily net assets.

Payments to Broker/Dealers and Financial Intermediaries

Class A Shares

The selling broker/dealer may retain the portion of the front-end sales charge you pay on these shares.

The Distributor uses part of the proceeds from the CDSC and the 12b-1 fee to defray these payments.

HOW TO PURCHASE SHARES

You may purchase shares of the Fund once you have established an account with Managers Trust II (the “Trust”). You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed account application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

Through Your Financial Professional

You can buy shares in the Fund through any authorized broker/dealer, financial planner, or a financial institution, such as a bank, or financial services firm. These organizations and individuals may maintain their own procedures for buying and selling shares, and may charge fees. Your financial professional will have the details.

HOW TO PURCHASE SHARES - MANAGERSCHOICE PROGRAM

By Mail

To open your account, complete and sign the account application and make sure your check is payable to Managers. Mail the check and account application to:

Managers

c/o PFPC Brokerage Services, Inc.

P.O. Box 9847

Providence, RI 02940

To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and investment stub or written instructions to the above address. Please include your account number and Portfolio name on your check.

By Telephone

After establishing this option on your account, call a client service representative at (800) 358-7668. The minimum additional investment is $500.

By Wire

Call the Fund at (800) 358-7668. Instruct your bank to wire the money to PNC Bank; ABA #031000053; BFN=Managers Funds-DDA #86-1559- 7313; FBO=Shareholder Name, Portfolio Name - Account #. Please be aware that your bank may charge you a fee for this service.

By Internet

Not available

If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure the check has cleared.

HOW TO SELL SHARES - MANAGERSCHOICE PROGRAM

By Mail Write a letter of instruction containing:

-	The name of the Portfolio(s)

-	Dollar amount or number of shares to be redeemed

-	Your name

-	Your account number(s)

-	Signatures of all account owners

By TelephoneAfter establishing this option on your account, call a client service representative at (800) 358-7668.

Telephone Redemptions are available only for redemptions which are below $100,000 per Portfolio.

By Internet Not available

If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure the check has cleared.

For ManagersChoice: All redemptions greater than $100,000 per Portfolio must be in writing and require a medallion guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee Program recognized by the Securities Transfer Associate (STA). A guarantor institution is a financial financial institution, which guarantees a signature. Only the STAMP2000 Medallion imprint will be accepted as valid. The financial institution may be a bank, broker/dealer, credit union, national securities exchange, savings association or other type of financial institution.

INVESTOR SERVICES

Automatic Investments Allows you to make automatic deductions from a designated bank account.

Automatic Reinvestment Allows your dividends and capital gain distributions to be reinvested in additional shares of a Fund or another Fund in the Fund family. You can elect to receive cash.

Automatic Redemptions Allows you to make automatic monthly redemptions of $100 or more per Fund. Redemptions are normally completed on the 25th day of each month. If the 25th day of any month is a weekend or a holiday, the redemption will be completed on the next business day.

Individual Retirement Accounts Are available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

ManagersChoice Statement Fee An annual fee of $35 will be deducted from any ManagersChoice account that is less than $250,000. Such fee may be waived or modified at the sole discretion of Managers Investment Group LLC.

Frequent Trading Policy

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Fund’s portfolios and may increase Fund expenses and negatively impact the Fund’s performance. Managers High Yield Fund may be subject to additional risks of frequent trading activities because the bonds in which it invests tend to be less liquid and their prices more volatile than those of other fixed income securities. As a result, Managers High Yield Fund may be a target for investors who believe that these securities present price arbitrage opportunities. In an effort to prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, it will then review the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager will also notify the Fund’s transfer agent of any of these restrictions and will keep the Board of Trustees informed periodically regarding the implementation of these frequent trading policies and procedures. The Fund reserves the right to refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Fund and its shareholders. Transactions accepted by a financial intermediary in violation of the Fund’s frequent trading policies are not deemed accepted by the Fund and may be rejected by the Fund on the next business day following receipt by the financial intermediary.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund, there can be no assurances that these efforts will be successful. For example, although the Fund seeks to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund, and as a result the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

OTHER OPERATING POLICIES

The Fund will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

The Fund reserves the right to:

•	redeem an account if the value of the account falls below $50,000 with respect to Class A shares;

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

•	change the minimum investment amounts;

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash);

•	refuse a purchase order for any reason, including failure to submit a properly completed application;

•	refuse any exchange request if determined that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in the Investment Manager’s discretion based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading); and

•	terminate or change the Free Exchange policy upon 60 days advance notice to shareholders or impose fees in connection with exchanges or redemptions.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends from net investment income monthly. The Board of Trustees of the Funds may elect to change dividend distribution intervals. Net investment income consists of all dividends and interest received, less expenses (including fees payable to the Investment Manager and its affiliates).

Any capital gains are generally declared annually and distributed to shareholders after the close of the Fund’s fiscal year. These include net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss), net short-term capital gains, and net realized gains from foreign currency transactions.

Dividends and other distributions paid on Class A shares are calculated at the same time and in the same manner as other share classes of the Fund. Because specific expenses may apply to one class of shares and not another, dividend amounts will differ.

Choose how to use your distributions

You may receive your distributions in cash or use them to buy more shares. Simply choose on your application the option that meets your needs. Retirement accounts reinvest all Fund distributions except under unusual circumstances. Call 800-548-4539 for further information.

Here are your options:

You may reinvest in additional fund shares	and receive in cash

All income dividends and distributions	N/A

Only income dividends	Other distributions in cash

Only distributions	Income dividends in cash

If an investor elects to receive distributions and dividends by check and the post office cannot deliver such check, or if such check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current net asset value per share and to reinvest all subsequent distributions in shares of the Fund.

We mail all cash dividends and distributions by check to you, or transfer them via electronic funds transfer (EFT) to your bank account if you have selected the wire/electronic transfer options on your application.

TAX CONSIDERATIONS

Please be aware that the following tax information is general and refers only to the provisions of the Internal Revenue Code of 1986, as amended, the Treasury Regulations thereunder, administrative rules and court decisions that are in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws, nor does it address state, local or foreign tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investment in the Funds based upon your particular circumstances.

Short-term capital gain distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends from a Fund that are attributable to corporate dividends received by the Fund generally are now taxable at long-term capital gain rates, provided certain requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be treated as long-term capital gains regardless of how long you have held shares of a Fund. The provisions apply whether you receive the distribution in cash or reinvest it for additional shares. An exchange of a Fund’s shares for shares of another Fund will be treated as a sale of the first Fund’s shares and any gain on the transaction may be subject to federal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain may be realized, except for certain tax-deferred accounts, such as IRA accounts.

Federal law requires the Fund to withhold taxes on distributions paid to shareholders who:

•	fail to provide a social security number or taxpayer identification number;

•	fail to certify that their social security number or taxpayer identification number is correct; or

•	fail to certify that they are exempt from withholding.

In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income.

TAXES ON SALES OR EXCHANGES

The chart features possible tax implications arising from the sale or exchange of Fund shares.

Transaction	Tax Implication
Selling shares for more than purchase price	Yes
Selling shares for less than purchase price	Yes
Exchanging shares of same class from one Fund to another	Yes
Class A shares convert to Institutional Class shares	No

*	All investors (other than IRA accounts) will receive a Form 1099- DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

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For More Information

Additional information about the Fund, including the Statement of Additional Information and the Semi-Annual and Annual Reports, are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:	1-800-835-3879

By Mail:	Managers Investment Group LLC
800 Connecticut Avenue
Norwalk, CT 06854

On the Internet:	Electronic copies are available
on our website at http://
www.managersinvest.com

Current Fund documents are on file with the Securities and Exchange Commission and are incorporated by reference (legally part of this Prospectus). Text-only copies and other information are also available on the EDGAR database of the SEC’s website at http://www.sec.gov, and copies may be obtained upon payment of a duplication fee, by email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 (202-942-8090). Information about the Fund may also be reviewed and copied at the SEC’s Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act Registration Number 811-06431